UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05603

Name of Fund: Merrill Lynch World Income Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch World Income Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 06/30/05

Item 1 - Report to Stockholders

                            Merrill Lynch
                            World Income Fund, Inc.

Semi-Annual Report
June 30, 2005

Merrill Lynch World Income Fund, Inc.

Portfolio Information as of June 30, 2005

                                                                      Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
United States ......................................................       24.6%
Germany ............................................................       16.9
United Kingdom .....................................................        8.6
Canada .............................................................        7.7
Brazil .............................................................        7.1
Russia .............................................................        4.6
Mexico .............................................................        4.2
Norway .............................................................        3.0
Spain ..............................................................        2.8
Australia ..........................................................        2.1
France .............................................................        2.1
Philippines ........................................................        2.0
Turkey .............................................................        1.8
New Zealand ........................................................        1.7
Argentina ..........................................................        1.6
Venezuela ..........................................................        1.1
Indonesia ..........................................................        1.1
Sweden .............................................................        1.0
South Africa .......................................................        0.9
Poland .............................................................        0.8
Greece .............................................................        0.7
Luxembourg .........................................................        0.6
Ukraine ............................................................        0.6
Uruguay ............................................................        0.6
Denmark ............................................................        0.6
Bermuda ............................................................        0.5
Ireland ............................................................        0.4
China ..............................................................        0.3
--------------------------------------------------------------------------------


2       MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005

A Letter From the President

Dear Shareholder

The financial markets continued to face a number of crosscurrents over the past several months. On June 30, 2005, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8% -- behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

In the bond markets, the yield curve flattening "conundrum" continued. As short-term yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the spread between the two-year and 10-year Treasury yields was just 28 basis points.

Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:

Total Returns as of June 30, 2005                                      6-month         12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             -0.81%          + 6.32%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            -1.25%          + 9.45%
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         -1.17%          +13.65%
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.51%          + 6.80%
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.89%          + 8.24%
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.77%          +10.10%
-----------------------------------------------------------------------------------------------

Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005          3

A Discussion With Your Fund's Portfolio Managers

      The Fund slightly outperformed its benchmark for the six-month period amid mixed results from the high yield and emerging markets debt sectors as well as from currency allocations.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2005, Merrill Lynch World Income Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of -3.41%, -3.66%, -3.53% and -3.14%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 7 of this report to shareholders.) For the same period, the benchmark JPMorgan Global Government Bond Broad Index returned -3.68% and the Lipper Global Income Funds category had an average return of -1.22%. (Funds in this Lipper category invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.)

The absolute negative performance of the Fund and the benchmark over the six-month period is attributed primarily to the fact that most foreign currencies declined against the U.S. dollar. Over the past six months, the euro was down 10.67% and the yen was down 7.5%. After weakening for several years, the U.S. dollar strengthened as a result of continued healthy U.S. economic growth, rising short-term U.S. interest rates (which makes the currency more attractive to investors) and political uncertainty in the European Union.

The negative performance of foreign currencies was enough to offset the positive returns of many of the fixed income sectors in which the Fund invests. The Merrill Lynch AAA U.S. Treasuries/Agencies Index, for example, returned +2.99% over the six months ended June 30, 2005, the Merrill Lynch High Yield Master Index had a return of +1.22%, and the JPMorgan Emerging Markets Bond Index
(EMBI) Global had a return of +5.11%.

A significant event that impacted fixed income markets and the Fund's performance during the period was the credit ratings downgrades of automakers General Motors Corporation and Ford Motor Company to below investment grade status. This move precipitated a decline in all credit sectors within the fixed income asset class, including high yield and emerging markets debt. By the end of June, however, most of this decline reversed itself, and the period ended in a more positive environment for these sectors.

Notably, for the 12-month period ended June 30, 2005, the Fund significantly outperformed its benchmark, with Class A, Class B, Class C and Class I Shares returning +14.21%, +13.61%, +13.77% and +14.67%, respectively, compared to the +8.22% return of the JPMorgan Global Government Bond Broad Index. The Fund also provided above-average returns relative to its peers, as the Lipper Global Income Funds category posted an average return of just +8.68% for the 12-month period.

What changes were made to the portfolio during the period?

Most significantly, we added a 12% exposure to U.S. interest rates (comprised of bonds and U.S. Treasury futures) during the six-month period, as we believed this sector of the market was attractive and offered less risk compared to some other asset classes. We also added to the Fund's position in high-grade foreign sovereign bonds, increasing the portfolio's allocation to this sector of the market from 26% of net assets to 44%.

During the period, we reduced the Fund's emerging markets debt allocation from 38% of net assets to 26% and the high yield allocation from 35% to 18%. In particular, we trimmed exposure to emerging market corporate bonds and lower-quality high yield bonds. As with our decision to add a new allocation to U.S. interest rates, these moves were designed to reduce the risk exposures of the Fund. It is important to note, however, that within the Fund's emerging markets debt allocation, we maintained exposure to local currencies, where we continue to see value.

Finally, the overall average quality rating of the Fund rose from BB+ at the beginning of the period to A- at June 30, 2005.


4       MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005

How would you characterize the Fund's position at the close of the period?

At period-end, the portfolio was comprised approximately of 18% in high yield bonds, 26% in emerging markets debt, 44% in high-grade sovereign bonds and 12% in U.S. interest rates (comprised of bonds and U.S. Treasury futures). Foreign currency bonds and foreign exchange forwards put the Fund's non-U.S. dollar exposure at 79%.

Looking ahead, we expect the weakness of the U.S. dollar to reassert itself. We believe the strength in the U.S. dollar over the past six months is part of a "counter-trend" rally rather than an end to the dollar bear market that began in 2002. The U.S. current account deficit and trade deficit both remain high and the savings rate remains low, all of which exert downward pressure on the currency. Additionally, many observers believe that the U.S. Federal Reserve is near the end of its cycle of interest rate increases, which would also make the dollar less attractive. A renewed weakening of the U.S. dollar would be a net positive for the Fund's non-dollar positions.

Finally, although we reduced the portfolio's exposures to high yield and emerging markets debt, we continue to see value in these areas of the market. We believe that global economic growth will continue at a respectable pace, which would benefit these sectors.

Merrill Lynch World Income Fund, Inc. is an internationally diversified portfolio that has generated attractive returns through investments in high yield bonds, emerging markets debt, high-grade sovereign fixed income securities and U.S. Treasury securities. Going forward, we intend to continue to position the portfolio in an attempt to capitalize on investment opportunities in all of these markets.

B. Daniel Evans
Vice President and Co-Portfolio Manager

Romualdo Roldan
Vice President and Co-Portfolio Manager

July 14, 2005


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005          5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                        6-Month         12-Month        10-Year         Standardized
As of June 30, 2005                                   Total Return    Total Return    Total Return      30-Day Yield
====================================================================================================================
ML World Income Fund, Inc. Class A Shares*               -3.41%          +14.21%         +68.65%            4.68%
--------------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class B Shares*               -3.66           +13.61          +60.20             4.34
--------------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class C Shares*               -3.53           +13.77          +59.47             4.30
--------------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class I Shares*               -3.14           +14.67          +73.18             4.92
--------------------------------------------------------------------------------------------------------------------
JPMorgan Global Government Bond Broad Index**            -3.68           + 8.22          +78.72               --
--------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index measures the performance of leading government bond markets based on total return in U.S. currency.


6       MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005

Performance Data (concluded)

Average Annual Total Return

                                               Return Without      Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/05                             +14.21%           +9.64%
--------------------------------------------------------------------------------
Five Years Ended 6/30/05                           + 9.20            +8.32
--------------------------------------------------------------------------------
Ten Years Ended 6/30/05                            + 5.37            +4.94
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                       Return          Return
                                                    Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/05                                 +13.61%         +9.61%
--------------------------------------------------------------------------------
Five Years Ended 6/30/05                               + 8.66          +8.38
--------------------------------------------------------------------------------
Ten Years Ended 6/30/05                                + 4.83          +4.83
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                       Return          Return
                                                    Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/05                                 +13.77%         +12.77%
--------------------------------------------------------------------------------
Five Years Ended 6/30/05                               + 8.62          + 8.62
--------------------------------------------------------------------------------
Ten Years Ended 6/30/05                                + 4.78          + 4.78
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                               Return Without      Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 6/30/05                             +14.67%           +10.08%
--------------------------------------------------------------------------------
Five Years Ended 6/30/05                           + 9.51            + 8.62
--------------------------------------------------------------------------------
Ten Years Ended 6/30/05                            + 5.64            + 5.21
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005          7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                    Expenses Paid
                                                                Beginning         Ending          During the Period*
                                                              Account Value     Account Value     January 1, 2005 to
                                                             January 1, 2005    June 30, 2005       June 30, 2005
====================================================================================================================
Actual
====================================================================================================================
Class A                                                           $1,000          $  965.90            $6.07
--------------------------------------------------------------------------------------------------------------------
Class B                                                           $1,000          $  963.40            $8.62
--------------------------------------------------------------------------------------------------------------------
Class C                                                           $1,000          $  964.70            $8.77
--------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $  968.60            $4.88
====================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================
Class A                                                           $1,000          $1,018.34            $6.24
--------------------------------------------------------------------------------------------------------------------
Class B                                                           $1,000          $1,015.74            $8.85
--------------------------------------------------------------------------------------------------------------------
Class C                                                           $1,000          $1,015.60            $9.00
--------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,019.57            $5.00
--------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.26% for Class A, 1.79% for Class B, 1.82% for Class C and 1.01% for Class I), multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


8       MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005

Schedule of Investments                                        (in U.S. dollars)

                                                        Shares
North America            Industry*                        Held     Common Stocks                                           Value
====================================================================================================================================
Canada--0.1%             Paper--0.1%                    80,642     Western Forest Products, Inc. (g)                    $    263,364
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Common Stocks in Canada                             263,364
====================================================================================================================================
United States--0.2%      Energy--Other--0.2%            18,720     Trico Marine Services, Inc. (g)                           350,064
                         -----------------------------------------------------------------------------------------------------------
                         Telecommunications--                1     PTV, Inc.                                                     500
                         0.0%
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Common Stocks in the United States                  350,564
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Common Stocks (Cost--$1,753,306)--0.3%              613,928
                         ===========================================================================================================

North America                                                      Preferred Stocks
====================================================================================================================================
United States--0.0%      Telecommunications--           29,543     PTV, Inc. Series A, 10%                                    59,086
                         0.0%
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Preferred Stocks (Cost--$982,122)--0.0%              59,086
                         ===========================================================================================================

Latin America                                                      Warrants (d)
====================================================================================================================================
Venezuela--0.0%          Government--                    3,000     Venezuela Oil Obligations (expires 4/15/2020)              69,000
                         Foreign--0.0%
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Warrants in Latin America                            69,000
                         ===========================================================================================================

North America
====================================================================================================================================
United States--0.1%      Health Care--0.0%              14,085     HealthSouth Corp. (expires 1/16/2014)                      35,213
                         -----------------------------------------------------------------------------------------------------------
                         Wireless                          225     American Tower Corp. (expires 8/01/2008)                   66,569
                         Communications--0.1%
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Warrants in the United States                       101,782
                         ===========================================================================================================
                                                                   Total Warrants (Cost--$14,639)--0.1%                      170,782
                         ===========================================================================================================

                                                          Face
Africa                                                  Amount     Fixed Income Investments
====================================================================================================================================
South Africa--0.9%       Government--          ZAR  11,000,000     South Africa Government Bond Series R152,12%
                         Foreign--0.9%                             due 2/28/2006                                           1,700,194
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Africa--0.9%          1,700,194
                         ===========================================================================================================

Europe
====================================================================================================================================
Denmark--0.5%            Government--          DKK   5,800,000     Denmark Government Bond, 4% due 11/15/2010              1,011,685
                         Foreign--0.5%
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Denmark               1,011,685
====================================================================================================================================
France--2.1%             Government--          EUR   3,000,000     France Government Bond OAT, 4% due 4/25/2055            3,867,312
                         Foreign--2.1%
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in France                3,867,312
====================================================================================================================================
Germany--16.6%           Government--                              Deutsche Bundesrepublik:
                         Foreign--16.2%             12,425,000        3.75% due 1/04/2015                                 15,850,795
                                                     7,100,000        4.75% due 7/04/2034                                 10,252,830
                                                     3,000,000        Series 03, 4.50% due 1/04/2013                       4,029,305
                                                                                                                        ------------
                                                                                                                          30,132,930
                         -----------------------------------------------------------------------------------------------------------
                         Housing--0.4%                 575,000     Grohe Holding GmbH, 8.625% due 10/01/2014 (c)             645,657
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Germany              30,778,587
====================================================================================================================================


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005          9

Schedule of Investments (continued)                            (in U.S. dollars)

Europe                                                    Face
(concluded)              Industry*                      Amount     Fixed Income Investments                                Value
====================================================================================================================================
Greece--0.7%             Government--          EUR   1,000,000     Hellenic Republic Government Bond, 6.30%
                         Foreign--0.7%                             due 1/29/2009                                        $  1,370,590
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Greece                1,370,590
====================================================================================================================================
Ireland--0.4%            Paper--0.4%                   739,127     Jefferson Smurfit Group Plc, 11.50% due 10/01/2015        729,284
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Ireland                 729,284
====================================================================================================================================
Luxembourg--0.7%         Aerospace &                 1,075,000     Aero Invest 1 SA, 10.635% due 3/01/2015                 1,210,073
                         Defense--0.7%
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Luxembourg            1,210,073
====================================================================================================================================
Norway--2.9%             Government--                              Norway Government Bond:
                         Foreign--2.9%         NOK  18,000,000        6.50% due 5/15/2013                                  3,352,370
                                                    12,300,000        5% due 5/15/2015                                     2,118,142
                                                                                                                        ------------
                                                                                                                           5,470,512
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Norway                5,470,512
====================================================================================================================================
Poland--0.8%             Government--          PLN   5,000,000     Poland Government Bond, 5.75% due 6/24/2008             1,541,673
                         Foreign--0.8%
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Poland                1,541,673
====================================================================================================================================
Russia--4.5%             Energy--Other--0.7%   USD   1,250,000     Gazprom International SA, 7.201% due 2/01/2020 (c)      1,346,875
                         -----------------------------------------------------------------------------------------------------------
                         Government--                              Russia Government International Bond:
                         Foreign--1.5%                 300,000        8.25% due 3/31/2010                                    327,270
                                                     1,700,000        11% due 7/24/2018, (Regulation S)+                   2,535,890
                                                                                                                        ------------
                                                                                                                           2,863,160
                         -----------------------------------------------------------------------------------------------------------
                         Special Purpose                           Aries Vermoegensverwaltungs GmbH:
                         Vehicle--2.3%               1,000,000        9.60% due 10/25/2014                                 1,295,400
                                                     2,250,000        9.60% due 10/25/2014 (c)                             2,916,562
                                                                                                                        ------------
                                                                                                                           4,211,962
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Russia                8,421,997
====================================================================================================================================
Spain--2.7%              Government--                              Spain Government Bond:
                         Foreign--2.7%         EUR   1,000,000        4.20% due 7/30/2013                                  1,317,883
                                                     2,800,000        4.40% due 1/31/2015                                  3,747,007
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Spain                 5,064,890
====================================================================================================================================
Sweden--1.0%             Government--          SEK  12,650,000     Sweden Government Bond, 4.50% due 8/12/2015             1,834,092
                         Foreign--1.0%
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Sweden                1,834,092
====================================================================================================================================
Turkey--1.8%             Government--                              Turkey Government International Bond:
                         Foreign--1.8%         EUR     750,000        9.875% due 1/24/2008                                 1,041,465
                                                     1,000,000        9.50% due 1/18/2011                                  1,490,920
                                               USD     650,000        11% due 1/14/2013                                      820,625
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Turkey                3,353,010
====================================================================================================================================
Ukraine--0.6%            Government--          UAH   5,070,000     Ukraine Government International Bond, 11.20%
                         Foreign--0.6%                             due 1/04/2006                                           1,044,142
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in the Ukraine           1,044,142
====================================================================================================================================
United Kingdom--8.4%     Government--                              United Kingdom Gilt:
                         Foreign--8.0%         GBP   2,000,000        5% due 3/07/2012                                     3,768,059
                                                     5,819,000        5% due 9/07/2014                                    11,091,458
                                                                                                                        ------------
                                                                                                                          14,859,517
                         -----------------------------------------------------------------------------------------------------------
                         Manufacturing--0.4%   USD     750,000     Invensys Plc, 9.875% due 3/15/2011 (c)                    716,250
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in the United
                                                                   Kingdom                                                15,575,767
                         ===========================================================================================================
                                                                   Total Fixed Income Investments in Europe--43.7%        81,273,614
====================================================================================================================================


10      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                                                          Face
Latin America            Industry*                      Amount     Fixed Income Investments                                Value
====================================================================================================================================
Argentina--1.6%          Government--          ARS     700,000     Argentina Bonos, 2% due 9/30/2008                    $    279,299
                         Foreign--1.2%                             Argentina Government International Bond:
                                               USD   1,950,000        1.98% due 8/03/2012                                  1,748,203
                                                       141,194        8.28% due 12/31/2033+                                  129,898
                                                       130,635        1.33% due 12/31/2038                                    46,571
                                                                                                                        ------------
                                                                                                                           2,203,971
                         -----------------------------------------------------------------------------------------------------------
                         Telecommunications--  ARS   2,000,000     Telefonica de Argentina, 8.25% due 10/28/2005             731,727
                         0.4%
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Argentina             2,935,698
====================================================================================================================================
Brazil--6.9%             Cable--               USD     650,000     Empresa Brasileira de Telecom SA Series B,11%
                         International--0.4%                       due 12/15/2008                                            739,375
                         -----------------------------------------------------------------------------------------------------------
                         Financial--0.8%       BRL   3,500,000     Banco Bradesco SA, 17.50% due 12/10/2007 (c)            1,507,967
                         -----------------------------------------------------------------------------------------------------------
                         Government--                              Brazilian Government International Bond:
                         Foreign--5.4%         JPY 200,000,000        4.75% due 4/10/2007                                  1,881,960
                                               USD     400,000        14.50% due 10/15/2009                                  520,000
                                                       750,000        9.25% due 10/22/2010                                   834,375
                                               EUR   1,750,000        9.50% due 1/24/2011                                  2,468,220
                                               USD   2,850,000        10.50% due 7/14/2014                                 3,370,125
                                                       400,000        11% due 8/17/2040                                      481,200
                                                       501,358        Series 20YR, 8% due 4/15/2014+                         513,541
                                                                                                                        ------------
                                                                                                                          10,069,421
                         -----------------------------------------------------------------------------------------------------------
                         Steel--0.3%                   600,000     CSN Islands VIII Corp., 10% due 1/15/2015 (c)             648,000
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Brazil               12,964,763
====================================================================================================================================
Mexico--4.1%             Energy--              EUR     500,000     Pemex Project Funding Master Trust, 7.75%
                         Other--0.4%                               due 8/02/2007                                             665,799
                         -----------------------------------------------------------------------------------------------------------
                         Government--          MXN  10,921,100     Mexican Bonos, 9.50% due 12/18/2014                     1,018,117
                         Foreign--3.7%                             Mexico Government International Bond:
                                                     9,925,000        9% due 7/09/2009                                       963,463
                                               EUR     750,000        7.50% due 3/08/2010                                  1,066,253
                                               USD   3,500,000        Series A, 6.625% due 3/03/2015                       3,851,750
                                                                                                                        ------------
                                                                                                                           6,899,583
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Mexico                7,565,382
====================================================================================================================================
Uruguay--0.6%            Government--                              Uruguay Government International Bond:
                         Foreign--0.6%         UYU  13,900,000        17.75% due 2/04/2006                                   588,783
                                               USD     425,000        9.25% due 5/17/2017                                    454,750
                                                                                                                        ------------
                                                                                                                           1,043,533
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Uruguay               1,043,533
====================================================================================================================================
Venezuela--1.0%          Government--                              Venezuela Government International Bond:
                         Foreign--1.0%         EUR     400,000        11.125% due 7/25/2011                                  601,090
                                               USD   1,285,000        9.25% due 9/15/2027                                  1,347,323
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Venezuela             1,948,413
                         ===========================================================================================================
                                                                   Total Fixed Income Investments in Latin
                                                                   America--14.2%                                         26,457,789
                         ===========================================================================================================

North America
====================================================================================================================================
Bermuda--0.5%            Energy--Other--0.5%           975,000     Titan Petrochemicals Group Ltd., 8.50%
                                                                   due 3/18/2012 (c)                                         887,250
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Bermuda                 887,250
====================================================================================================================================
Canada--7.4%             Financial--0.5%               900,000     Fairfax Financial Holdings Ltd., 7.75%
                                                                   due 4/26/2012                                             855,000
                         -----------------------------------------------------------------------------------------------------------
                         Government--                              Canadian Government Bond:
                         Foreign--5.8%         CAD   4,050,000        5.25% due 6/01/2012                                  3,633,063
                                                     8,000,000        5% due 6/01/2014                                     7,119,530
                                                                                                                        ------------
                                                                                                                          10,752,593
                         -----------------------------------------------------------------------------------------------------------


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005         11

Schedule of Investments (continued)                            (in U.S. dollars)

North America                                             Face
(continued)              Industry*                      Amount     Fixed Income Investments                                Value
====================================================================================================================================
Canada                   Metal--Other--0.4%    USD     850,000     Novelis, Inc., 7.25% due 2/15/2015 (c)               $    853,187
(concluded)              -----------------------------------------------------------------------------------------------------------
                         Paper--0.7%                   400,000     Ainsworth Lumber Co. Ltd., 7.25% due 10/01/2012           381,000
                                                       894,000     Western Forest Products, Inc., 15% due 7/28/2009
                                                                   (a)(c)                                                    902,940
                                                                                                                        ------------
                                                                                                                           1,283,940
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Canada               13,744,720
====================================================================================================================================
United States--15.8%     Airlines--0.0%                 71,201     Continental Airlines, Inc. Series 1998-1-C, 6.541%
                                                                   due 9/15/2009                                              63,522
                         -----------------------------------------------------------------------------------------------------------
                         Automotive--1.8%              500,000     Advanced Accessory Holdings Corp., 13.25%**
                                                                   due 12/15/2011                                            147,500
                                                                   American Tire Distributors, Inc. (c):
                                                     1,150,000        9.754% due 4/01/2012 (i)                             1,098,250
                                                       775,000        10.75% due 4/01/2013                                   740,125
                                                       825,000     Cooper-Standard Automotive, Inc., 8.375%
                                                                   due 12/15/2014                                            651,750
                                                     1,000,000     Metaldyne Corp., 11% due 6/15/2012                        647,500
                                                                                                                        ------------
                                                                                                                           3,285,125
                         -----------------------------------------------------------------------------------------------------------
                         Broadcasting--0.5%          1,025,000     Granite Broadcasting Corp., 9.75% due 12/01/2010          953,250
                         -----------------------------------------------------------------------------------------------------------
                         Cable--U.S.--0.3%             575,000     Adelphia Communications Corp., 6% due 2/15/2006
                                                                   (f)(h)                                                     28,750
                                                       800,000     Charter Communications, Inc., 5.875%
                                                                   due 11/16/2009 (c)(h)                                     513,000
                                                                                                                        ------------
                                                                                                                             541,750
                         -----------------------------------------------------------------------------------------------------------
                         Chemicals--1.3%             1,175,000     Omnova Solutions, Inc., 11.25% due 6/01/2010            1,233,750
                                                                   PolyOne Corp.:
                                                       225,000        10.625% due 5/15/2010                                  237,938
                                                       300,000        8.875% due 5/01/2012                                   296,250
                                               EUR     500,000     Rockwood Specialties Group, Inc., 7.625%
                                                                   due 11/15/2014 (c)                                        611,380
                                                                                                                        ------------
                                                                                                                           2,379,318
                         -----------------------------------------------------------------------------------------------------------
                         Consumer--            USD   1,375,000     Simmons Co., 10.213%** due 12/15/2014 (c)                 618,750
                         Durables--0.3%
                         -----------------------------------------------------------------------------------------------------------
                         Energy--Other--0.7%           475,000     Aventine Renewable Energy Holdings, Inc., 9.41%
                                                                   due 12/15/2011 (c)(i)                                     456,000
                                                       800,000     Suburban Propane Partners, LP, 6.875%
                                                                   due 12/15/2013 (c)                                        760,000
                                                                                                                        ------------
                                                                                                                           1,216,000
                         -----------------------------------------------------------------------------------------------------------
                         Financial--0.5%               850,000     Refco Finance Holdings LLC, 9% due 8/01/2012              901,000
                         -----------------------------------------------------------------------------------------------------------
                         Food & Drug--0.5%           1,036,000     Duane Reade, Inc., 9.75% due 8/01/2011                    844,340
                         -----------------------------------------------------------------------------------------------------------
                         Food & Tobacco--1.2%          250,000     Del Monte Corp., 6.75% due 2/15/2015 (c)                  255,000
                                                       285,000     Dole Food Co., Inc., 8.875% due 3/15/2011                 304,237
                                                     1,100,000     Landry's Restaurants, Inc. Series B, 7.50%
                                                                   due 12/15/2014                                          1,064,250
                                                     1,525,000     Tabletop Holdings Inc., 13.72%** due 5/15/2014 (c)        533,750
                                                                                                                        ------------
                                                                                                                           2,157,237
                         -----------------------------------------------------------------------------------------------------------
                         Gaming--0.4%                  775,000     Majestic Star Casino LLC, 9.50% due 10/15/2010            798,250
                         -----------------------------------------------------------------------------------------------------------
                         Health Care--0.8%             575,000     Team Health, Inc., 9% due 4/01/2012                       598,000
                                                       825,000     US Oncology, Inc., 10.75% due 8/15/2014                   899,250
                                                                                                                        ------------
                                                                                                                           1,497,250
                         -----------------------------------------------------------------------------------------------------------
                         Housing--0.9%                 400,000     Building Materials Corp. of America, 7.75%
                                                                   due 8/01/2014                                             370,000
                                                       650,000     Goodman Global Holding Co., Inc., 7.875%
                                                                   due 12/15/2012 (c)                                        601,250
                                                       575,000     Nortek, Inc., 8.50% due 9/01/2014                         534,750
                                                       250,000     Texas Industries, Inc., 7.25% due 7/15/2013 (c)           256,250
                                                                                                                        ------------
                                                                                                                           1,762,250
                         -----------------------------------------------------------------------------------------------------------


12      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

North America                                             Face
(concluded)              Industry*                      Amount     Fixed Income Investments                                Value
====================================================================================================================================
United States            Information           USD   1,030,000     Advanced Micro Devices, Inc., 7.75% due 11/01/2012   $  1,014,550
(concluded)              Technology--1.4%                          Amkor Technology, Inc.:
                                                       750,000        10.50% due 5/01/2009                                   646,875
                                                       600,000        7.125% due 3/15/2011                                   519,000
                                                       400,000     Telcordia Technologies Inc., 10% due 3/15/2013 (c)        374,000
                                                                                                                        ------------
                                                                                                                           2,554,425
                         -----------------------------------------------------------------------------------------------------------
                         Manufacturing--1.3%           650,000     Altra Industrial Motion, Inc., 9%
                                                                   due 12/01/2011 (c)                                        614,250
                                                       675,000     EaglePicher Inc., 9.75% due 9/01/2013 (f)                 465,750
                                                     1,300,000     Superior Essex Communications LLC, 9% due 4/15/2012     1,287,000
                                                                                                                        ------------
                                                                                                                           2,367,000
                         -----------------------------------------------------------------------------------------------------------
                         Metal--Other--0.1%          1,625,000     Kaiser Aluminum & Chemical, 12.75%
                                                                   due 2/01/2003 (f)                                         113,750
                         -----------------------------------------------------------------------------------------------------------
                         Packaging--1.0%                           Pliant Corp.:
                                                       575,000        11.125% due 9/01/2009                                  560,625
                                                       175,000        13% due 6/01/2010                                      141,750
                                                     1,395,000     Portola Packaging, Inc., 8.25% due 2/01/2012              948,600
                                                       250,000     US Can Corp., 10.875% due 7/15/2010                       260,625
                                                                                                                        ------------
                                                                                                                           1,911,600
                         -----------------------------------------------------------------------------------------------------------
                         Retail--0.2%                  450,000     Jean Coutu Group, Inc., 8.50% due 8/01/2014               444,375
                         -----------------------------------------------------------------------------------------------------------
                         Service--0.8%                 250,000     HydroChem Industrial Services, Inc., 9.25%
                                                                   due 2/15/2013 (c)                                         231,250
                                                       425,000     Knowledge Learning Corp., Inc., 7.75%
                                                                   due 2/01/2015 (c)                                         405,875
                                                       825,000     NationsRent Cos., Inc., 9.50% due 5/01/2015 (c)           816,750
                                                                                                                        ------------
                                                                                                                           1,453,875
                         -----------------------------------------------------------------------------------------------------------
                         Telecommunications--          125,000     LCI International, Inc., 7.25% due 6/15/2007              121,250
                         1.0%                          400,000     Terremark Worldwide, Inc., 9% due 6/15/2009 (c)(h)        371,000
                                                       750,000     Time Warner Telecom Holdings, Inc., 9.25%
                                                                   due 2/15/2014 (c)                                         723,750
                                                       750,000     Time Warner Telecom, Inc., 10.125% due 2/01/2011          750,000
                                                                                                                        ------------
                                                                                                                           1,966,000
                         -----------------------------------------------------------------------------------------------------------
                         Utility--0.5%                 425,000     Calpine Generating Co. LLC, 12.39%
                                                                   due 4/01/2011 (i)                                         386,750
                                                       625,000     Reliant Energy, Inc., 6.75% due 12/15/2014                610,938
                                                                                                                        ------------
                                                                                                                             997,688
                         -----------------------------------------------------------------------------------------------------------
                         Wireless                      450,000     SBA Communications Corp., 8.50% due 12/01/2012            484,875
                         Communications--0.3%
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in the United States    29,311,630
                         ===========================================================================================================
                                                                   Total Fixed Income Investments in North
                                                                   America--23.7%                                         43,943,600
                         ===========================================================================================================

Pacific Basin/Asia
====================================================================================================================================
Australia--2.1%          Government--          AUD   4,700,000     Australia Government Bond, 6.25% due 4/15/2015 (c)      3,893,354
                         Foreign--2.1%
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Australia             3,893,354
====================================================================================================================================
China--0.3%              Utility--0.3%         USD     500,000     AES China Generating Co. Ltd., 8.25% due 6/26/2010        508,558
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in China                   508,558
====================================================================================================================================
Indonesia--1.0%          Paper--0.6%                               PT Indah Kiat Pulp & Paper (c):
                                                       192,727        Tranche A, 4.19% due 4/29/2015                         163,818
                                                       505,896        Tranche B, 4.19% due 4/29/2018                         359,186
                                                       330,305        Tranche C, 0% due 4/29/2014                             75,970
                                                                   PT Pabrik Kertas Tjiwa Kimia (c):
                                                       148,087        Tranche A, 4.19% due 4/28/2015                         122,912
                                                       381,156        Tranche B, 4.19% due 4/28/2018                         232,505
                                                       470,757        Tranche C, 0% due 4/28/2027                             94,151
                                                                                                                        ------------
                                                                                                                           1,048,542
                         -----------------------------------------------------------------------------------------------------------
                         Telecommunications--          875,000     Excelcomindo Finance Co. BV, 8% due 1/27/2009 (c)         906,719
                         0.4%
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in Indonesia             1,955,261


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005         13

Schedule of Investments (continued)                            (in U.S. dollars)

Pacific Basin/Asia                                        Face
(concluded)              Industry*                      Amount     Fixed Income Investments                                Value
====================================================================================================================================
New Zealand--1.7%        Government--          NZD   4,350,000     New Zealand Government Bond, 6% due 4/15/2015        $  3,087,008
                         Foreign--1.7%
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in New Zealand           3,087,008
====================================================================================================================================
Philippines--1.9%        Government--                              Philippine Government International Bond:
                         Foreign--1.9%         USD     500,000        8.875% due 4/15/2008                                   542,500
                                                       250,000        9.875% due 3/16/2010                                   277,500
                                                       525,000        10.625% due 3/16/2025                                  587,344
                                                     2,100,000        9.50% due 2/02/2030                                  2,143,050
                         ===========================================================================================================
                                                                   Total Fixed Income Investments in the Philippines       3,550,394
                         ===========================================================================================================
                                                                   Total Fixed Income Investments in the
                                                                   Pacific Basin/Asia--7.0%                               12,994,575
                         ===========================================================================================================
                                                                   Total Fixed Income Investments
                                                                   (Cost--$165,669,810)--89.5%                           166,369,772
====================================================================================================================================

North America                                                      Floating Rate Loan Interests (b)
====================================================================================================================================
United States--0.3%      Health Care--0.3%             500,000     HealthSouth Corp. Term Loan A, due 1/16/2011              528,750
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Floating Rate Loan Interests
                                                                   (Cost--$500,000)--0.3%                                    528,750
====================================================================================================================================

North America                                                      U.S. Government Obligations
====================================================================================================================================
United States--5.5%                                 10,000,000     U.S. Treasury Notes, 4.125% due 5/15/2015              10,146,090
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total U.S. Government Obligations
                                                                   (Cost--$10,057,976)--5.5%                              10,146,090
====================================================================================================================================

North America                                                      Non-U.S. Government Collateralized Mortgage Obligations
====================================================================================================================================
United States--1.6%                                                GS Mortgage Securities Corp. II Series
                                                                   2005-GG4 (c):
                                                     1,000,000        Class A2, 4.475% due 7/10/2039                       1,006,687
                                                     2,000,000        Class A4A, 4.751% due 7/10/2039                      2,031,950
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Non-U.S. Government Collateralized Mortgage
                                                                   Obligations (Cost--$3,024,914)--1.6%                    3,038,637
====================================================================================================================================

North America                              Beneficial Interest     Other Interests (e)
====================================================================================================================================
United States--0.4%      Airlines--0.4%        USD   1,984,626     US Airways Group, Inc. Certificate of Beneficial
                                                                   Interest                                                  793,850
                         -----------------------------------------------------------------------------------------------------------
                                                                   Total Other Interests (Cost--$535,849)--0.4%              793,850
====================================================================================================================================
                         Total Investments (Cost--$182,538,616***)--97.7%                                                181,720,895

                         Other Assets Less Liabilities--2.3%                                                               4,233,009
                                                                                                                        ------------
                         Net Assets--100.0%                                                                             $185,953,904
                                                                                                                        ============


14      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
** Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.
*** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................  $182,398,490
                                                                   ============
      Gross unrealized appreciation .............................  $  6,939,930
      Gross unrealized depreciation .............................    (7,617,525)
                                                                   ------------
      Net unrealized depreciation ...............................  $   (677,595)
                                                                   ============

+ Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(b) Floating rate loan interests in which the Fund invests generally pays interest at rates that are periodically predetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.
(f) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(g)   Non-income producing security.
(h)   Convertible security.
(i)   Floating rate note.

      Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                               Net      Interest
      Affiliate                                             Activity     Income
      --------------------------------------------------------------------------
      Merrill Lynch Series, LLC
       Cash Sweep Series I                                     --       $ 90,510
      --------------------------------------------------------------------------

      Forward foreign exchange contracts as of June 30, 2005 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
      Foreign                                   Settlement         Appreciation
      Currency Purchased                           Date           (Depreciation)
      --------------------------------------------------------------------------
      JPY   1,503,195,500                       July 2005           $  (353,328)
      KRW   2,156,000,000                       July 2005               (52,834)
      MYR       7,500,000                       July 2005                (5,208)
      TWD     125,120,000                       July 2005               (44,616)
      ZAR       5,730,000                       July 2005               (46,728)
      BRL       6,341,251                     August 2005               120,980
      JPY   3,284,867,654                     August 2005            (1,362,094)
      KRW   4,069,000,000                     August 2005              (100,910)
      MYR      15,176,000                     August 2005               (28,641)
      SGD       3,314,500                     August 2005               (23,964)
      TWD      30,950,000                     August 2005               (20,792)
      BRL      10,050,000                  September 2005               178,312
      PHP     113,260,000                  September 2005               (73,260)
      THB      80,180,000                   November 2005               (60,427)
      TWD      63,840,000                   November 2005                33,089
      SGD       6,496,000                   November 2005              (125,058)
      MXN      86,867,750                        May 2006               144,113
      BRL       5,388,000                       July 2006               (16,326)
      --------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward
      Foreign Exchange Contracts--Net
      (USD Commitment--$91,233,817)                                 $(1,837,692)
                                                                    ===========

      --------------------------------------------------------------------------
                                                                    Unrealized
      Foreign                                  Settlement          Appreciation
      Currency Sold                               Date            (Depreciation)
      --------------------------------------------------------------------------
      EUR      15,399,124                       July 2005               (79,862)
      EUR      23,000,000                     August 2005             1,207,178
      NZD       2,850,009                     August 2005                60,878
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward
      Foreign Exchange Contracts--Net
      (USD Commitment--$49,717,558)                                  $1,188,194
                                                                     ==========

      Financial futures contracts purchased as of June 30, 2005 were as follows:

      Number of                       Expiration         Face       Unrealized
      Contracts        Issue             Date            Value     Appreciation
      --------------------------------------------------------------------------
          40        10-Year U.S.      September
                    Treasury Note        2005         $4,527,924      $10,826
      --------------------------------------------------------------------------

Currency Abbreviations

ARS     Argentine Peso
AUD     Australian Dollar
BRL     Brazilian Real
CAD     Canadian Dollar
DKK     Danish Krone
EUR     Euro
GBP     British Pound
JPY     Japanese Yen
KRW     South Korean Won
MYR     Malaysian Ringgit
MXN     Mexican Peso
NOK     Norwegian Krone
NZD     New Zealand Dollar
PHP     Philippines Peso
PLN     Polish Zloty
SEK     Swedish Krona
SGD     Singapore Dollar
THB     Thai Baht
TWD     Taiwan Dollar
UAH     Ukrainian Hryvnia
USD     U.S. Dollar
UYU     Uruguayan Peso
ZAR     South African Rand


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005         15

Schedule of Investments (concluded)     (in U.S. dollars)

      Swaps outstanding as of June 30, 2005 were as follows:

                                                                    Unrealized
                                                       Notional    Appreciation
                                                        Amount    (Depreciation)
      --------------------------------------------------------------------------
      Sold credit default protection on Russia
      Government International Bond and
      receive 1.02%

      Broker, Morgan Stanley Capital
      Services, Inc.
      Expires December 2006                           $ 1,000,000      $  6,588

      Sold credit default protection on
      Brazilian Government International Bond
      and receive 1.65%

      Broker, JPMorgan Chase Bank
      Expires March 2007                              $ 1,000,000         6,218

      Sold credit default protection on Turkey
      Government International Bond and
      receive 1.17%

      Broker, Morgan Stanley Capital
      Services, Inc.
      Expires March 2007                              $ 1,000,000          (601)

      Sold credit default protection on
      Colombia Government International
      Bond and receive 1.8%

      Broker, Morgan Stanley Capital
      Services, Inc.
      Expires April 2007                              $ 1,000,000        13,888

      Sold credit default protection on Russia
      Government International Bond
      and receive .68%

      Broker, JPMorgan Chase Bank
      Expires June 2007                               $ 1,000,000         1,329

      Pay a fixed rate of 3.0375% and receive
      a floating rate based on 3-month
      CAD Bankers' Acceptance rate

      Broker, JPMorgan Chase Bank
      Expires June 2007                               $10,500,000        (9,020)

      Bought credit default protection on
      Dow Jones CDX North America High Yield
      Index Series 4 and pay 3.6%

      Broker, JPMorgan Chase Bank
      Expires June 2010                               $ 4,950,000       (47,708)

      Receive a fixed rate of 4.466% and
      pay a floating rate based on
      3-month USD LIBOR

      Broker, Citibank N.A.
      Expires May 2015                                $ 5,000,000        69,077

      Receive a fixed rate of 6.570% and
      pay a floating rate based on
      3-month NZD Bank Bill Rate

      Broker, Citibank N.A.
      Expires May 2015                                $ 1,000,000         5,161

      Receive a fixed rate of 4.180% and
      pay a floating rate based on
      3-month CAD Bankers' Acceptance rate

      Broker, JPMorgan Chase Bank
      Expires June 2015                               $ 2,500,000        14,626
      --------------------------------------------------------------------------
      Total                                                            $ 59,558
                                                                       ========

      See Notes to Financial Statements.


16      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005

Statement of Assets and Liabilities

As of June 30, 2005
=========================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$182,538,616) ..............................                      $ 181,720,895
                       Foreign cash (cost--$16,504,061) ..............................                         16,521,058
                       Cash on deposit for financial futures contracts ...............                             10,000
                       Unrealized appreciation on forward foreign exchange contracts .                          1,615,273
                       Unrealized appreciation on swaps ..............................                             94,113
                       Receivables:
                          Interest (including $43,514 from affiliates) ...............    $   3,858,717
                          Securities sold ............................................        3,216,118
                          Capital shares sold ........................................          323,899
                          Forward foreign exchange contracts .........................          209,441
                          Swap premiums paid .........................................          105,013
                          Variation margin ...........................................            5,317
                          Principal paydowns .........................................              125         7,718,630
                                                                                          -------------
                       Prepaid expenses and other assets .............................                             37,751
                                                                                                            -------------
                       Total assets ..................................................                        207,717,720
                                                                                                            -------------
=========================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward foreign exchange contracts .                          2,264,771
                       Unrealized depreciation on swaps ..............................                             34,555
                       Payables:
                          Securities purchased .......................................       15,910,432
                          Custodian bank .............................................        2,374,152
                          Capital shares redeemed ....................................          486,125
                          Dividends to shareholders ..................................          237,146
                          Forward foreign exchange contracts .........................          233,094
                          Investment adviser .........................................           76,073
                          Distributor ................................................           54,684
                          Other affiliates ...........................................           48,554
                          Swaps ......................................................           16,794
                          Foreign tax ................................................            4,872        19,441,926
                                                                                          -------------
                       Accrued expenses and other liabilities ........................                             22,564
                                                                                                            -------------
                       Total liabilities .............................................                         21,763,816
                                                                                                            -------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                       Net assets ....................................................                      $ 185,953,904
                                                                                                            =============
=========================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value, 1,000,000,000
                        shares authorized ............................................                      $   1,182,023
                       Class B Shares of Common Stock, $.10 par value, 1,000,000,000
                        shares authorized ............................................                            402,779
                       Class C Shares of Common Stock, $.10 par value, 1,000,000,000
                        shares authorized ............................................                            591,538
                       Class I Shares of Common Stock, $.10 par value, 1,000,000,000
                        shares authorized ............................................                            797,473
                       Paid-in capital in excess of par ..............................                        378,430,546
                       Undistributed investment income--net ..........................    $   5,765,223
                       Accumulated realized capital losses--net ......................     (199,856,522)
                       Unrealized depreciation--net ..................................       (1,359,156)
                                                                                          -------------
                       Total accumulated losses--net .................................                       (195,450,455)
                                                                                                            -------------
                       Net Assets ....................................................                      $ 185,953,904
                                                                                                            =============
=========================================================================================================================
Net Asset Value
-------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $73,911,950 and 11,820,234
                        shares outstanding ...........................................                      $        6.25
                                                                                                            =============
                       Class B--Based on net assets of $25,184,240 and 4,027,794
                        shares outstanding ...........................................                      $        6.25
                                                                                                            =============
                       Class C--Based on net assets of $36,961,835 and 5,915,375
                        shares outstanding ...........................................                      $        6.25
                                                                                                            =============
                       Class I--Based on net assets of $49,895,879 and 7,974,733
                        shares outstanding ...........................................                      $        6.26
                                                                                                            =============

      See Notes to Financial Statements.


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005         17

Statement of Operations

For the Six Months Ended June 30, 2005
=========================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------
                       Interest (net of $8 foreign withholding tax) (including $90,510
                        from affiliates) .............................................                      $   6,177,058
                       Dividends .....................................................                              9,040
                       Other income ..................................................                             75,277
                                                                                                            -------------
                       Total income ..................................................                          6,261,375
                                                                                                            -------------
=========================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ......................................    $     536,230
                       Account maintenance and distribution fees--Class C ............          118,779
                       Account maintenance fees--Class A .............................           94,722
                       Account maintenance and distribution fees--Class B ............           93,081
                       Accounting services ...........................................           55,032
                       Transfer agent fees--Class I ..................................           52,825
                       Transfer agent fees--Class A ..................................           35,554
                       Printing and shareholder reports ..............................           33,426
                       Professional fees .............................................           30,499
                       Transfer agent fees--Class C ..................................           29,526
                       Custodian fees ................................................           25,607
                       Registration fees .............................................           25,258
                       Transfer agent fees--Class B ..................................           21,776
                       Pricing fees ..................................................            8,622
                       Directors' fees and expenses ..................................            7,422
                       Other .........................................................           48,388
                                                                                          -------------
                       Total expenses ................................................                          1,216,747
                                                                                                            -------------
                       Investment income--net ........................................                          5,044,628
                                                                                                            -------------
=========================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) from:
                          Investments--net (including $16,456 in foreign capital gain
                           credit) ...................................................        4,794,521
                          Futures contracts and swaps--net ...........................         (738,187)
                          Foreign currency transactions--net .........................          474,393         4,530,727
                                                                                          -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net (including $4,226 in foreign capital gain
                           credit) ...................................................      (13,425,947)
                          Futures contracts and swaps--net ...........................          157,876
                          Foreign currency transactions--net .........................       (2,512,865)      (15,780,936)
                                                                                          -------------------------------
                       Total realized and unrealized loss--net .......................                        (11,250,209)
                                                                                                            -------------
                       NetDecrease in Net Assets Resulting from Operations ...........                      $  (6,205,581)
                                                                                                            =============

      See Notes to Financial Statements.


18      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005

Statements of Changes in Net Assets

                                                                                            For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                             June 30,        December 31,
Increase (Decrease) in Net Assets:                                                             2005              2004
=========================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ........................................    $   5,044,628     $   9,737,755
                       Realized gain--net ............................................        4,530,727         4,651,485
                       Change in unrealized appreciation/depreciation--net ...........      (15,780,936)       10,265,404
                                                                                          -------------------------------
                       Net increase (decrease) in net assets resulting from operations       (6,205,581)       24,654,644
                                                                                          -------------------------------
=========================================================================================================================
Dividends to Shareholders
-------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ....................................................       (2,223,510)       (4,701,804)
                          Class B ....................................................         (664,501)       (1,491,299)
                          Class C ....................................................         (783,749)         (632,871)
                          Class I ....................................................       (1,482,835)       (3,100,119)
                                                                                          -------------------------------
                       Net decrease in net assets resulting from dividends to
                        shareholders .................................................       (5,154,595)       (9,926,093)
                                                                                          -------------------------------
=========================================================================================================================
Capital Share Transactions
-------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from capital share
                        transactions .................................................       22,078,794         1,806,896
                                                                                          -------------------------------
=========================================================================================================================
Redemption Fees
-------------------------------------------------------------------------------------------------------------------------
                       Redemption fees ...............................................            1,823             3,857
                                                                                          -------------------------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ..................................       10,720,441        16,539,304
                       Beginning of period ...........................................      175,233,463       158,694,159
                                                                                          -------------------------------
                       End of period* ................................................    $ 185,953,904     $ 175,233,463
                                                                                          ===============================
                          * Undistributed investment income--net .....................    $   5,765,223     $   5,875,190
                                                                                          ===============================

      See Notes to Financial Statements.


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005         19

Financial Highlights

                                                                                           Class A
                                                             ---------------------------------------------------------------------
                                                             For the Six                       For the Year Ended
                                                             Months Ended                         December 31,
The following per share data and ratios have been derived      June 30,      -----------------------------------------------------
from information provided in the financial statements.           2005          2004            2003           2002           2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of period ......   $  6.66         $  6.07         $  4.84        $  5.46        $  5.76
                                                             ---------------------------------------------------------------------
               Investment income--net ....................       .18+            .39+            .41+           .47+           .60
               Realized and unrealized gain (loss)--net ..      (.41)++          .59++          1.26           (.65)          (.31)
                                                             ---------------------------------------------------------------------
               Total from investment operations ..........      (.23)            .98            1.67           (.18)           .29
                                                             ---------------------------------------------------------------------
               Less dividends from investment income--net       (.18)           (.39)           (.44)          (.44)          (.59)
                                                             ---------------------------------------------------------------------
               Net asset value, end of period ............   $  6.25         $  6.66         $  6.07        $  4.84        $  5.46
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share ........     (3.41%)@        17.04%          35.82%         (3.08%)         5.16%
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
               Expenses, excluding reorganization expenses      1.26%*          1.33%           1.36%          1.48%          1.40%
                                                             =====================================================================
               Expenses ..................................      1.26%*          1.33%           1.47%          1.48%          1.40%
                                                             =====================================================================
               Investment income--net ....................      5.75%*          6.34%           7.40%          9.43%         10.56%
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of period (in thousands) ..   $73,912         $81,145         $70,595        $42,319        $12,394
                                                             =====================================================================
               Portfolio turnover ........................     58.30%          90.60%         172.53%         69.77%         75.02%
                                                             =====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Includes redemption fees, which are less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


20      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005

                                                                                           Class B
                                                             ---------------------------------------------------------------------
                                                             For the Six                       For the Year Ended
                                                             Months Ended                         December 31,
The following per share data and ratios have been derived      June 30,      -----------------------------------------------------
from information provided in the financial statements.           2005          2004            2003           2002           2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of period ......   $  6.66         $  6.07         $  4.84        $  5.46        $  5.75
                                                             ---------------------------------------------------------------------
               Investment income--net ....................       .16+            .35+            .39+           .34+           .57
               Realized and unrealized gain (loss)--net ..      (.40)++          .60++          1.25           (.55)          (.30)
                                                             ---------------------------------------------------------------------
               Total from investment operations ..........      (.24)            .95            1.64           (.21)           .27
                                                             ---------------------------------------------------------------------
               Less dividends from investment income--net       (.17)           (.36)           (.41)          (.41)          (.56)
                                                             ---------------------------------------------------------------------
               Net asset value, end of period ............   $  6.25         $  6.66         $  6.07        $  4.84        $  5.46
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share ........     (3.66%)@        16.43%          35.10%         (3.60%)         4.79%
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
               Expenses, excluding reorganization expenses      1.79%*          1.85%           1.89%          1.99%          1.91%
                                                             =====================================================================
               Expenses ..................................      1.79%*          1.85%           2.00%          1.99%          1.91%
                                                             =====================================================================
               Investment income--net ....................      5.23%*          5.81%           7.11%          6.66%         10.00%
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of period (in thousands) ..   $25,184         $25,226         $31,443        $32,551        $93,422
                                                             =====================================================================
               Portfolio turnover ........................     58.30%          90.60%         172.53%         69.77%         75.02%
                                                             =====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Includes redemption fees, which are less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005         21

                                                                                           Class C
                                                             ---------------------------------------------------------------------
                                                             For the Six                       For the Year Ended
                                                             Months Ended                         December 31,
The following per share data and ratios have been derived      June 30,      -----------------------------------------------------
from information provided in the financial statements.           2005          2004            2003           2002           2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of period ......   $  6.65         $  6.07         $  4.84        $  5.45        $  5.75
                                                             ---------------------------------------------------------------------
               Investment income--net ....................       .16+            .35+            .38+           .37+           .57
               Realized and unrealized gain (loss)--net ..      (.39)++          .59++          1.26           (.57)          (.31)
                                                             ---------------------------------------------------------------------
               Total from investment operations ..........      (.23)            .94            1.64           (.20)           .26
                                                             ---------------------------------------------------------------------
               Less dividends from investment income--net       (.17)           (.36)           (.41)          (.41)          (.56)
                                                             ---------------------------------------------------------------------
               Net asset value, end of period ............   $  6.25         $  6.65         $  6.07        $  4.84        $  5.45
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share ........     (3.53%)@        16.22%          35.07%         (3.46%)         4.55%
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
               Expenses, excluding reorganization expenses      1.82%*          1.90%           1.92%          2.04%          1.96%
                                                             =====================================================================
               Expenses ..................................      1.82%*          1.90%           2.03%          2.04%          1.96%
                                                             =====================================================================
               Investment income--net ....................      5.14%*          5.73%           6.67%          7.42%          9.95%
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of period (in thousands) ..   $36,962         $19,447         $ 6,919        $ 1,756        $ 2,047
                                                             =====================================================================
               Portfolio turnover ........................     58.30%          90.60%         172.53%         69.77%         75.02%
                                                             =====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Includes redemption fees, which are less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


22      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005

Financial Highlights (concluded)

                                                                                           Class I
                                                             ---------------------------------------------------------------------
                                                             For the Six                       For the Year Ended
                                                             Months Ended                         December 31,
The following per share data and ratios have been derived      June 30,      -----------------------------------------------------
from information provided in the financial statements.           2005          2004            2003           2002           2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of period ......   $  6.66         $  6.08         $  4.85        $  5.46        $  5.76
                                                             ---------------------------------------------------------------------
               Investment income--net ....................       .19+            .40+            .44+           .41+           .62
               Realized and unrealized gain (loss)--net ..      (.40)++          .59++          1.24           (.57)          (.31)
                                                             ---------------------------------------------------------------------
               Total from investment operations ..........      (.21)            .99            1.68           (.16)           .31
                                                             ---------------------------------------------------------------------
               Less dividends from investment income--net       (.19)           (.41)           (.45)          (.45)          (.61)
                                                             ---------------------------------------------------------------------
               Net asset value, end of period ............   $  6.26         $  6.66         $  6.08        $  4.85        $  5.46
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share ........     (3.14%)@        17.14%          36.10%         (2.65%)         5.43%
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
               Expenses, excluding reorganization expenses      1.01%*          1.08%           1.10%          1.21%          1.13%
                                                             =====================================================================
               Expenses ..................................      1.01%*          1.08%           1.21%          1.21%          1.13%
                                                             =====================================================================
               Investment income--net ....................      6.00%*          6.59%           7.68%          8.16%         10.78%
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of period (in thousands) ..   $49,896         $49,416         $49,737        $24,267        $31,810
                                                             =====================================================================
               Portfolio turnover ........................     58.30%          90.60%         172.53%         69.77%         75.02%
                                                             =====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Includes redemption fees, which are less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005         23

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch World Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Floating rate loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The value of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or


24      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005
by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005         25
on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..60%, on an annual basis, of the average daily value of the Fund's net assets. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which FAM pays MLAM U.K. a fee in an amount to be determined from time to time by FAM and MLAM U.K., but in no event in excess of the amount that FAM actually receives.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account         Distribution
                                               Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class A ...........................................  .25%                --
Class B ...........................................  .25%              .50%
Class C ...........................................  .25%              .55%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S


26      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005
earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                         FAMD            MLPF&S
--------------------------------------------------------------------------------
Class A .............................................   $6,724          $67,321
Class I .............................................   $   26          $ 1,229
--------------------------------------------------------------------------------

For the six months ended June 30, 2005, MLPF&S received contingent deferred sales charges of $6,667 and $5,042 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the six months ended June 30, 2005, the Fund reimbursed FAM $2,105 for certain accounting services.

In addition, MLPF&S received $1,250 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2005.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, MLAM U.K., PSI, FDS, ML & Co. and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2005 were $120,336,849 and $100,847,039, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $22,078,794 and $1,806,896 for the six months ended June 30, 2005 and for the year ended December 31, 2004, respectively.

Transactions in shares of capital for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended June 30, 2005                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           771,688       $  4,964,634
Automatic conversion of shares ...........           179,962          1,151,416
Shares issued to shareholders in
   reinvestment of dividends .............           153,175            980,238
                                                -------------------------------
Total issued .............................         1,104,825          7,096,288
Shares redeemed ..........................        (1,476,122)        (9,492,825)
                                                -------------------------------
Net decrease .............................          (371,297)      $ (2,396,537)
                                                ===============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended December 31, 2004                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,572,757       $  9,660,242
Automatic conversion of shares ...........           959,528          5,803,081
Shares issued to shareholders in
   reinvestment of dividends .............           355,331          2,160,074
                                                -------------------------------
Total issued .............................         2,887,616         17,623,397
Shares redeemed ..........................        (2,321,812)       (14,151,626)
                                                -------------------------------
Net increase .............................         565,804         $  3,471,771
                                                ===============================

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended June 30, 2005                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           897,099       $  5,769,828
Shares issued to shareholders in
   reinvestment of dividends .............            44,545            284,864
                                                -------------------------------
Total issued .............................           941,644          6,054,692
                                                -------------------------------
Automatic conversion of shares ...........          (179,962)        (1,151,416)
Shares redeemed ..........................          (524,291)        (3,365,967)
                                                -------------------------------
Total redeemed ...........................          (704,253)        (4,517,383)
                                                -------------------------------
Net increase .............................           237,391       $  1,537,309
                                                ===============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended December 31, 2004                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           921,511       $  5,688,999
Shares issued to shareholders in
   reinvestment of dividends .............            98,468            598,090
                                                -------------------------------
Total issued .............................         1,019,979          6,287,089
                                                -------------------------------
Automatic conversion of shares ...........          (959,580)        (5,803,081)
Shares redeemed ..........................        (1,448,725)        (8,784,171)
                                                -------------------------------
Total redeemed ...........................        (2,408,305)       (14,587,252)
                                                -------------------------------
Net decrease .............................        (1,388,326)      $ (8,300,163)
                                                ===============================

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended June 30, 2005                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         3,294,324       $ 21,286,381
Shares issued to shareholders in
   reinvestment of dividends .............            68,705            437,643
                                                -------------------------------
Total issued .............................         3,363,029         21,724,024
Shares redeemed ..........................          (371,629)        (2,366,009)
                                                -------------------------------
Net increase .............................         2,991,400       $ 19,358,015
                                                ===============================


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005         27

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended December 31, 2004                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         2,092,790       $ 13,082,960
Shares issued to shareholders in
   reinvestment of dividends .............            55,352            338,366
                                                -------------------------------
Total issued .............................         2,148,142         13,421,326
Shares redeemed ..........................          (364,506)        (2,283,568)
                                                -------------------------------
Net increase .............................         1,783,636       $ 11,137,758
                                                ===============================

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                     Dollar
Ended June 30, 2005                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,310,854       $  8,442,508
Shares issued to shareholders in
   reinvestment of dividends .............            87,300            558,526
                                                -------------------------------
Total issued .............................         1,398,154          9,001,034
Shares redeemed ..........................          (843,615)        (5,421,027)
                                                -------------------------------
Net increase .............................           554,539       $  3,580,007
                                                ===============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended December 31, 2004                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,070,544       $  6,660,602
Shares issued to shareholders in
   reinvestment of dividends .............           177,532          1,080,816
                                                -------------------------------
Total issued .............................         1,248,076          7,741,418
Shares redeemed ..........................        (2,014,616)       (12,243,888)
                                                -------------------------------
Net decrease .............................          (766,540)      $ (4,502,470)
                                                ===============================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2005.

6. Capital Loss Carryforward:

On December 31, 2004, the Fund had a net capital loss carryforward of $204,392,487 of which $64,578,318 expires in 2006, $89,930,529 expires in 2007,
$20,097,078 expires in 2008, $7,574,253 expires in 2009, $17,836,357 expires in
2010 and $4,375,952 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

7. Commitments:

At June 30, 2005, the Fund had entered into foreign exchange contracts, under which it had agreed to sell a foreign currency with an approximate value of $1,100,000.


28      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Board are also independent directors. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005         29

Disclosure of Investment Advisory Agreement (concluded)

agreement in June 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, and the sub-adviser. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Fund's performance after fees and expenses ranked in the first quintile for each of the one-, three- and five-year periods ended March 31, 2005. Considering these factors, the Board concluded that the services provided supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviewed the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's taxable fixed income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio managers and noted that B. Daniel Evans and Romualdo Roldan are the Fund's co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Evans has more than 11 years experience in portfolio management and Mr. Roldan has more than seven years experience in portfolio management. Moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but believed that less extensive services were being provided to such clients. While the Fund's contractual and actual management fee rates were lower than the median of management fees charged by comparable funds, the overall expense ratio was slightly above the median. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considered the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits in relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While the Board concluded that it did not believe that the Fund's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


30      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005

Officers and Directors

Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon Jr., Director
Stephen B. Swensrud, Director
Donald C. Burke, Vice President and Treasurer
B. Daniel Evans, Vice President
Romualdo Roldan, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2005         31

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch World Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #10788 -- 6/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch World Income Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch World Income Fund, Inc.

Date: August 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch World Income Fund, Inc.

Date: August 19, 2005


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch World Income Fund, Inc.

Date: August 19, 2005